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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                    Pursuant to section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 1999

UtiliCorp United Inc.                Delaware                      44-0541877
UCU Capital Trust I                  Delaware                      Applied For
(Exact name of each          (State or Other Jurisdiction        (IRS Employer
registrant as specified       of Incorporation)            Identification Nos.)
in its charter)

        1-3562                                      0-27413
 (Commission File Number                    (Commission File Number
for UtiliCorp United Inc.)                 for UCU Capital Trust I)

            20 West 9th, Kansas City, Missouri             64105
      (Address of principal executive offices)        (Zip Code)

                                (816) 421-6600
             (Registrants' telephone number including area code)


                                Not Applicable
       (Former name of former address, if changed since last report)

ITEM 5. OTHER EVENTS

UtiliCorp United Inc., a Delaware corporation ("UtiliCorp"), and UCU Capital Trust I, a Delaware statutory business trust (the "Trust"), are hereby filing the documents listed under Item

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7 below, which documents shall amend and supplement the applicable documents filed as Exhibits to UtiliCorp's and the Trust's Registration Statement on Form S-3, File Nos. 333-86299 and 333-86299-01, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

4(d)(3) - Form of Supplemental Indenture
4(h)    - Form of Guarantee Agreement to be delivered by UtiliCorp United Inc.
4(k)    - Form of Amended and Restated Declaration of Trust of UCU Capital
          Trust I
4(l)    - Form of Preferred Security (included as Exhibit A to the Form of
          Amended and Restated Declaration of Trust to be filed as
          Exhibit 4(k)).
4(m)    - Form of Purchase Contract Agreement
4(n)    - Form of Pledge Agreement
4(o)    - Certificate of Amendment of the Certificate of Trust of UCU Capital
          Trust I




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



UtiliCorp United Inc.



By: /s/ Dale J. Wolf
Name:   Dale J. Wolf
Vice President, Finance, Treasurer and Corporate Secretary

UCU Capital Trust I
By: /s/ Dale J. Wolf
Name:   Dale J. Wolf
Title: Regular Trustee
        (Duly authorized representative)

Date: September 23, 1999